EXHIBIT 99.1

UNAUDITED RECONCILIATION OF FINANCIAL DATA

The following tables present the historical unaudited financial information for the Apollo Operating Group as of and for the three months ended March 31, 2019. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, LLC’s financial statements for the relevant periods.

	As of March 31, 2019
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other (1)	Total Apollo Global Management, LLC Consolidated
Statement of Financial Data	(dollars in thousands)
Assets:
Cash and cash equivalents	$718,705	$4	$1,544	$720,253
Restricted cash	3,450	—	—	3,450
U.S. Treasury securities, at fair value	707,316	—	—	707,316
Investments (includes performance allocations of $1,049,297 as of March 31, 2019)	3,033,638	562	(88,113)	2,946,087
Assets of consolidated variable interest entities:
Cash and cash equivalents	—	47,641	—	47,641
Investments, at fair value	—	1,171,761	(301)	1,171,460
Other assets	—	54,796	—	54,796
Due from related parties	614,173	(1)	(233,220)	380,952
Deferred tax assets, net	5,997	—	285,610	291,607
Other assets	207,099	—	(858)	206,241
Lease assets	102,845	—	—	102,845
Goodwill	88,852	—	—	88,852
Total Assets	$5,482,075	$1,274,763	$(35,338)	$6,721,500

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$81,220	$—	$2,546	$83,766
Accrued compensation and benefits	60,553	—	—	60,553
Deferred revenue	183,458	—	—	183,458
Due to related parties	105,350	—	286,361	391,711
Profit sharing payable	520,864	—	—	520,864
Debt	1,903,862	—	—	1,903,862
Liabilities of consolidated variable interest entities:
Debt, at fair value	—	889,024	(43,158)	845,866
Other liabilities	—	71,376	(300)	71,076
Due to related parties	—	1,725	(1,725)	—
Other liabilities	108,920	—	—	108,920
Lease liabilities	109,184	—	—	109,184
Total Liabilities	3,073,411	962,125	243,724	4,279,260

Shareholders’ Equity:
Apollo Global Management, LLC shareholders' equity:
Series A Preferred shares, 11,000,000 shares issued and outstanding as of March 31, 2019	264,398	—	—	264,398
Series B Preferred shares, 12,000,000 shares issued and outstanding as of March 31, 2019	289,815	—	—	289,815
Additional paid in capital	—	—	1,144,664	1,144,664
Accumulated deficit	1,006,123	18,359	(1,397,058)	(372,576)
Accumulated other comprehensive loss	(4,782)	(3,441)	3,413	(4,810)
Total Apollo Global Management, LLC shareholders’ equity	1,555,554	14,918	(248,981)	1,321,491
Non-Controlling Interests in consolidated entities	5,506	297,720	(30,081)	273,145
Non-Controlling Interests in Apollo Operating Group	847,604	—	—	847,604
Total Shareholders’ Equity	2,408,664	312,638	(279,062)	2,442,240
Total Liabilities and Shareholders’ Equity	$5,482,075	$1,274,763	$(35,338)	$6,721,500

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.

	For the Three Months Ended March 31, 2019
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other(1)	Total Apollo Global Management, LLC Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees	$380,968	$—	$(942)	$380,026
Advisory and transaction fees, net	19,569	—	—	19,569
Investment income:
Performance allocations	251,613	—	(116)	251,497
Principal investment income	26,602	—	(577)	26,025
Total Investment income	278,215	—	(693)	277,522
Incentive fees	660	—	—	660
Total Revenues	679,412	—	(1,635)	677,777

Expenses:
Compensation and benefits:
Salary, bonus and benefits	119,163	—	—	119,163
Equity-based compensation	45,077	—	—	45,077
Profit sharing expense	123,447	—	—	123,447
Total compensation and benefits	287,687	—	—	287,687
Interest expense	19,108	—	—	19,108
General, administrative and other	71,646	—	16	71,662
Placement fees	(440)	—	—	(440)
Total Expenses	378,001	—	16	378,017

Other Income:
Net gains from investment activities	18,825	4	—	18,829
Net gains from investment activities of consolidated variable interest entities	—	8,186	1,280	9,466
Interest income	7,416	—	(340)	7,076
Other income, net	86	—	4	90
Total Other Income	26,327	8,190	944	35,461
Income before income tax provision	327,738	8,190	(707)	335,221
Income tax provision	(2,048)	—	(17,606)	(19,654)
Net Income	325,690	8,190	(18,313)	315,567
Net (income) loss attributable to Non-Controlling Interests	(159,009)	(7,501)	—	(166,510)
Net Income Attributable to Apollo Global Management, LLC	166,681	689	(18,313)	149,057
Net income attributable to Series A Preferred Shareholders	(4,383)	—	—	(4,383)
Net income attributable to Series B Preferred Shareholders	(4,781)	—	—	(4,781)
Net Income Attributable to Apollo Global Management, LLC Class A Shareholders	$157,517	$689	$(18,313)	$139,893

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.